UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

JPMorgan Trust II

J.P. Morgan Mutual Fund Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The Special Joint Meeting of Shareholders of JPMorgan Large Cap Growth Fund and JPMorgan Growth Advantage Fund (the “Funds”) previously scheduled for October 30, 2024 has been adjourned to November 21, 2024, providing shareholders with additional time to vote on a proposal to change each Fund from a “diversified company” to a “non-diversified company” by eliminating the related fundamental investment policy (the “Proposal”) (see the proxy statement filed on August 15, 2024). We wanted to ensure you are aware of this communication as your plan holds shares in one or more of these Funds.

We need your help – please encourage your impacted plan sponsors to vote as soon as possible!

•  Plans are eligible to vote if they owned shares of an impacted Fund at the close of business on July 31, 2024. The tickers and CUSIPs for the respective share classes of the Funds are provided below.

•  Each plan’s vote is extremely important, and voting is quick and easy. Plans can vote “For” the Proposal, “Against” the Proposal or vote “Abstain” on the Proposal. The Funds’ Board of Trustees is recommending a vote “FOR” the proposal.

•  There are four convenient methods for plans to cast their vote: by telephone, via the Internet, by returning the proxy card they receive by mail, or by participating in the shareholder meeting. See the proxy statement filed on August 15, 2024 for details.

•  The shareholder meeting is scheduled to be held at on November 21, 2024. It is possible that the meeting could be postponed to a later date/time to allow additional time for shareholders to vote.

•  Plans may receive multiple proxy cards if they hold Fund shares in multiple accounts or subplans. Plans should be sure to vote all control numbers associated with their plan accounts.

•  If a plan hasn’t received its proxy materials, please have them call our proxy coordination partner, EQ Fund Solutions, LLC, at 1-866-811-1442. They will likely need to provide the recordkeeper name where their shares are held, and, if held through a TPA, they may also need to provide the custodian name (example: holding shares through XYZ TPA, trading through ABC clearing firm).

If you or your plan sponsor clients have any questions after reviewing the proxy materials, please call 1-866-811-1442. We will get you the answers that you need promptly.

Thank you.

Fund	Share Class	CUSIP	Ticker

JPMorgan Growth Advantage Fund	A	62826M483	VHIAX

JPMorgan Growth Advantage Fund	I	4812A3718	JGASX

JPMorgan Growth Advantage Fund	R2	48123X108	JGRJX

JPMorgan Growth Advantage Fund	R3	46640W306	JGTTX

JPMorgan Growth Advantage Fund	R4	46640W405	JGTUX

JPMorgan Growth Advantage Fund	R5	62826M426	JGVRX

JPMorgan Growth Advantage Fund	R6	46640W108	JGVVX

JPMorgan Large Cap Growth Fund	A	4812C0506	OLGAX

JPMorgan Large Cap Growth Fund	I	4812C0530	SEEGX

JPMorgan Large Cap Growth Fund	R2	4812C2544	JLGZX

JPMorgan Large Cap Growth Fund	R3	4812CA108	JLGPX

JPMorgan Large Cap Growth Fund	R4	4812CA207	JLGQX

JPMorgan Large Cap Growth Fund	R5	4812C2379	JLGRX

JPMorgan Large Cap Growth Fund	R6	48121L841	JLGMX

Subject: Please Vote This Proxy

The Special Joint Meeting of Shareholders of JPMorgan Large Cap Growth Fund and JPMorgan Growth Advantage Fund (the “Funds”) previously scheduled for October 30, 2024 has been adjourned to November 21, 2024, providing shareholders with additional time to vote on a proposal to change each Fund from a “diversified company” to a “non-diversified company” by eliminating the related fundamental investment policy (the “Proposal”) (see the proxy statement filed on August 15, 2024). We wanted to ensure you are aware of this communication as your plan holds shares in one or more of these Funds.

•	Plans are eligible to vote if they owned shares of an impacted Fund at the close of business on July 31, 2024. The tickers and CUSIPs for the respective share classes of the Funds are provided below.

•

The vote is extremely important, and voting is quick and easy. Plans can vote “For” the Proposal, “Against” the Proposal or “Abstain” on the proposal. The Funds’ Board of Trustees is recommending a vote “FOR” the proposal.

•	There are four convenient methods for plans to cast their vote: by telephone, via the Internet, by returning the proxy card they receive by mail, or by participating in the shareholder meeting.

•	You may have received your proxy materials from your recordkeeper or Broadridge. Please contact either of them if you haven’t received the plan’s materials and voting instructions.

•	Plans may have received multiple proxy cards if they hold Fund shares in multiple accounts or subplans. Plans should be sure to vote all control numbers associated with their plan accounts.

•	The shareholder meeting is scheduled to be held on November 21, 2024. It is possible that the meeting could be postponed to a later date/time to allow additional time for shareholders to vote.

If you have any questions after reviewing the proxy materials, please call our proxy coordination partner, EQ Fund Solutions, LLC at 1-866-811-1442. We will get you the answers that you need promptly.

Thank you!

[JPMAM client advisor]

Fund	Share Class	CUSIP	Ticker
JPMorgan Growth Advantage Fund	A	62826M483	VHIAX
JPMorgan Growth Advantage Fund	I	4812A3718	JGASX
JPMorgan Growth Advantage Fund	R2	48123X108	JGRJX
JPMorgan Growth Advantage Fund	R3	46640W306	JGTTX
JPMorgan Growth Advantage Fund	R4	46640W405	JGTUX
JPMorgan Growth Advantage Fund	R5	62826M426	JGVRX
JPMorgan Growth Advantage Fund	R6	46640W108	JGVVX
JPMorgan Large Cap Growth Fund	A	4812C0506	OLGAX
JPMorgan Large Cap Growth Fund	I	4812C0530	SEEGX
JPMorgan Large Cap Growth Fund	R2	4812C2544	JLGZX
JPMorgan Large Cap Growth Fund	R3	4812CA108	JLGPX
JPMorgan Large Cap Growth Fund	R4	4812CA207	JLGQX
JPMorgan Large Cap Growth Fund	R5	4812C2379	JLGRX
JPMorgan Large Cap Growth Fund	R6	48121L841	JLGMX

Subject: Please Vote This Proxy

The Special Joint Meeting of Shareholders of JPMorgan Large Cap Growth Fund and JPMorgan Growth Advantage Fund (the “Funds”) previously scheduled for October 30, 2024 has been adjourned to November 21, 2024, providing shareholders with additional time to vote on a proposal to change each Fund from a “diversified company” to a “non-diversified company” by eliminating the related fundamental investment policy (the “Proposal”) (see the proxy statement filed on August 15, 2024). We wanted to ensure you are aware of this communication as your plan holds shares in one or more of these Funds.

•	Plans are eligible to vote if they owned shares of the below Fund/s at the close of business on July 31, 2024. The tickers and CUSIPs for the respective share classes of the Funds are provided below.

•

The vote is extremely important, and voting is quick and easy. Plans can vote “For” the Proposal, vote “Against” the Proposal or vote “Abstain” on the proposal. The Funds’ Board of Trustees is recommending a vote “FOR” the proposal.

•	There are four convenient methods for plans to cast their vote: by telephone, via the Internet, by returning the proxy card they receive by mail, or by participating in the shareholder meeting.

•	Please call our proxy coordination partner, EQ Fund Solutions, LLC at 1-888-628-1041 – Monday through Friday 9am–10pm ET or Saturday 10am–6pm ET – to vote your proxy.

•	You can also vote online at vote.proxyonline.com

•	You will need to provide your plan’s control number when voting over the phone or online which is xxxxxxxxxx.

•	Plans may have received multiple proxy cards if they hold Fund shares in multiple accounts or subplans. Plans should be sure to vote all control numbers associated with their plan accounts.

•	The shareholder meeting is scheduled to be held on November 21, 2024. It is possible that the meeting could be postponed to a later date/time to allow additional time for shareholders to vote.

If you have any questions after reviewing the proxy materials, please call 1-888-628-1041. We will get you the answers that you need promptly.

Thank you!

[JPMAM client advisor]

Fund	Share Class	CUSIP	Ticker
JPMorgan Growth Advantage Fund	A	62826M483	VHIAX
JPMorgan Growth Advantage Fund	I	4812A3718	JGASX
JPMorgan Growth Advantage Fund	R2	48123X108	JGRJX
JPMorgan Growth Advantage Fund	R3	46640W306	JGTTX
JPMorgan Growth Advantage Fund	R4	46640W405	JGTUX
JPMorgan Growth Advantage Fund	R5	62826M426	JGVRX
JPMorgan Growth Advantage Fund	R6	46640W108	JGVVX
JPMorgan Large Cap Growth Fund	A	4812C0506	OLGAX
JPMorgan Large Cap Growth Fund	I	4812C0530	SEEGX
JPMorgan Large Cap Growth Fund	R2	4812C2544	JLGZX
JPMorgan Large Cap Growth Fund	R3	4812CA108	JLGPX
JPMorgan Large Cap Growth Fund	R4	4812CA207	JLGQX
JPMorgan Large Cap Growth Fund	R5	4812C2379	JLGRX
JPMorgan Large Cap Growth Fund	R6	48121L841	JLGMX